DELAWARE VIP® TRUST

Delaware VIP Cash Reserve Series (the "Series")

Supplement to the Series' Standard Class Statutory Prospectus
dated April 30, 2010

Effective March 5, 2010, Delaware Management Company, the Series' investment manager agreed to waive and/or reimburse expenses to prevent the Series' "Total annual series operating expenses" from exceeding 0.19% for Standard Class shares. These voluntary expense limitations are subject to the exclusions described below and may be discontinued at any time.

The following replaces the information in the section entitled "WHAT ARE THE SERIES' FEES AND EXPENSES?" on page 2.

WHAT ARE THE SERIES' FEES AND EXPENSES?

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Series. The fee table and example do not reflect any fees or sales charges imposed by variable insurance contracts. If they did, the expenses would be higher.

Annual series operating expenses (expenses that you pay each year as a percentage of the value of your investment)
CLASS	STANDARD
Management fees[1]	0.45%
Distribution and service (12b-1) fees	None
Other expenses	0.30%
Total annual series operating expenses	0.75%

1 The Manager has agreed to voluntarily waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 plan expenses, taxes, interest, inverse floater program expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent total annual series operating expenses from exceeding, in an aggregate amount, 0.19% of the Series' average daily net assets from March 5, 2010 until such time as the voluntary expense cap is discontinued. These fee waivers and expense reimbursements apply only to expenses paid directly by the Series, and may be discontinued at any time because they are voluntary. The fees and expenses shown in the annual series operating expenses table above do not reflect this voluntary expense cap.

EXAMPLE

This example is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and assumes that the Series' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:
1 year	$77
3 years	$240
5 years	$417
10 years	$930

Please keep this Supplement for future reference.

This Supplement is dated June 28, 2010.